Investments in Productions and Investments in Acquired Content Rights - Summary of programming costs (Detail) - Entertainment One Film And Television Business [Member] - USD ($) $ in Thousands	Oct. 01, 2023	Dec. 25, 2022	Dec. 26, 2021
Individual Monetization
Released, net of amortization	$ 463,657	$ 489,756	$ 446,392
Completed and not released	68,741	78,644	25,450
In production	76,013	21,915	50,755
Pre-production	123,444	103,687	73,788
Total	$ 731,855	$ 694,002	$ 596,385